Exhibit 10.2.2
Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 58 (CA)		Date: November 1, 2006
SOW:	☐ No
☑ Yes
STATEMENT OF WORK
FOR
IMPLEMENTATION OF NANC 399 AND NANC 400 CHANGE
ORDERS IN THE CANADIAN SERVICE AREA
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING
ADMINISTRATION CENTER / SERVICE MANAGEMENT
SYSTEM
CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 58 (CA)		Date: November 1, 2006
SOW:	☐ No
☑ Yes
STATEMENT OF WORK
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING
ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
Implementation of NANC 399 and NANC 400 Change Orders
in the Canadian Service Area
1. PARTIES
This Statement of Work (this “SOW”) is entered into pursuant to Article 13 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the “Master Agreement”) by and between NeuStar, Inc., a Delaware corporation (“Contractor”) and the Canadian LNP Consortium Inc., a corporation incorporated under the laws of Canada (the “Customer”).
2. EFFECTIVENESS
This SOW shall be effective as of the 1st day of November, 2006 (the “SOW Effective Date”) only upon execution of this SOW by Contractor and Customer. The number in the upper left-hand corner refers to this SOW. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.
3. ADDITIONAL SERVICES
          3.1 Additional Services
Contractor shall perform the Additional Services set forth herein. The Additional Services under this SOW consist exclusively of the work set forth below (collectively, the “Software Development Work”) necessary to implement the change orders (the “Change Orders”) set forth below in Section 3.3. The Additional Services under this SOW are an Enhancement to the Canadian NPAC/SMS Software as defined in the Master Agreement.
          3.2 Software Development Work
The Software Development Work includes the following activities already performed as

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 58 (CA)		Date: November 1, 2006
SOW:	☐ No
☑ Yes
of the SOW Effective Date: NPAC/SMS requirements definition; NPAC/SMS system design; NPAC/SMS code and unit test; NPAC/SMS system integration test; NPAC/SMS system and regression test; program management; quality assurance; configuration control and documentation management.
          3.3 Change Orders
Contractor shall implement and provide to Customer the functionality of the North American Numbering Council (NANC) Change Orders set forth below.
•	NANC 399 — Additional SV and Number Pooled Block Fields

The NPAC/SMS will provide an SV Type indicator for each SV and Pooled Block record [if Pooling is implemented]. This new indicator shall initially distinguish every TN and Pooled Block as being served by Wireline Service, Wireless Service, VoIP, or VoWIFI service. The SV Type indicator will be able to distinguish additional “types” as deemed necessary in the future by adding additional values. This information will be provisioned by, for example, the SOA and broadcast to the LSMS upon activation of the SV or Pooled Block and upon modification of the SV for those SOA and LSMS associations optioned “on” to send and receive this data. The SV Type indicator will be added to the Bulk Data Download file, available to a Service Provider’s SOA/LSMS. This field will be supported across the interface on an opt-in basis only and will be functionally backward compatible. Upon adoption in the NPAC, the field will be initialized in all existing NPAC records based on the Service Provider “/” indicator embedded in the SP Name field during installation of the release. As SPs opt-in to the field, this new data will be available to them off-line (via bulk data download) and not over the interface, such that no NPAC transactions will result. If necessary, service providers can override the defaulted initial SV Type by performing a modify action on the SV.

The NPAC/SMS shall provide an Alternative SPID field for each SV and Pooled Block record. This new field shall identify (if applicable) a reseller associated with each ported or pooled TN or Pooled Block via their 4-digit SPID. This field will be supported across the interface on an opt-in basis only and will be functionally backward compatible. This information shall be provisioned by, for example, the SOA and broadcast to the LSMS upon activation of the SV or Pooled Block and upon modification of the Alternative SPID. The Alternative

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 58 (CA)		Date: November 1, 2006
SOW:	☐ No
☑ Yes
SPID field shall be added to the Bulk Data Download file, available to a Service Provider’s SOA/LSMS.
•	NANC 400 — URI Fields for Voice, MMS, PoC and Presence
The NPAC/SMS will provide the ability to provision Voice, Multimedia Messaging Service (MMS), Push to Talk Over Cellular (PoC) and Presence URIs fields for each SV and Pooled Block record [if Pooling is implemented].
This information will be provisioned by the SOA and broadcast to the LSMS upon activation of the SV or Pooled Block and upon modification for those SOA and LSMS associations optioned “on” to send and receive this data.
These fields shall be added to the Bulk Data Download file, and be available to a Service Provider’s SOA/LSMS.
These fields will be supported across the interface on an opt-in basis only and will be functionally backward compatible.
          3.4 Clarification
NANC 399 adds the SVType and Optional Data fields. Within the Optional Data field, the Change Order provides one parameter (i.e., “Alternative SPID”). NANC 400 adds four more parameters to the Optional Data field, each of which represents a Uniform Resource Indicator (URI). The parameters in the Optional Data field are provided in the form of an XML string within a CMIP attribute.
          3.5 Replacement of “Alternative SPID” with “Optional Data” Terminology
Consistent with changes already made in the Contractor’s production version of the Canadian NPAC/SMS Software, “Alternative SPID” will have the more precise designation of “Optional Data”.
          3.6 Acceptance
If not accepted sooner by Customer, the Additional Services with respect to each Change Order shall be deemed to have been accepted (“Acceptance”) upon the absence of Critical Defects (as defined herein) in Change Order functionality as of thirty (30) days after the date on which a User’s production profile setting is changed as a result of a

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 58 (CA)		Date: November 1, 2006
SOW:	☐ No
☑ Yes
request by such User to “opt-into” functionality of the relevant Change Order in the Canadian Service Area.1 Contractor shall advise Customer in writing of such change of a User production profile to permit Customer to verify that there are no Critical Defects. For purposes of this Section 3.3, a Critical Defect shall mean any functional defect in the Canadian NPAC/SMS Software that prevents one or more Users from performing a create, activate, modify, or delete of a ported number record. The Critical Defect must be reproducible by Customer and Contractor, and one for which no acceptable alternative functionality can be identified.
4. OUT OF SCOPE SERVICES
This SOW contains the agreed upon terms and conditions that shall govern Contractor’s performance of the Additional Services described herein. The Additional Services provided for in this SOW shall not be interpreted, implied, or assumed to include any other service(s) (hereinafter “Out of Scope Services”), which Out of Scope Services shall be provided in accordance with the Master Agreement and, specifically, Article 13, Additional Services.
5. PROJECT PHASES
There are no project phases for this SOW. NeuStar shall implement the Enhancement in Canada in a regularly-scheduled Canadian NPAC/SMS maintenance window, but no later than April 30, 2007, following the full execution of this SOW. This date will constitute the “SOW Completion Date”. If an existing User intends to make use of any of the functionality provided in the Change Orders that make up the Enhancement, then vendor ITP Testing and User Turn-Up Testing (new functionality testing) will be required before the User’s profile is changed to indicate its ability to use the functionality made possible by the Change Orders.
6. APPLICABLE DOCUMENTS
The following internal documents are applicable to the Additional Services contemplated under this SOW:

Ö	Functional Requirements Specifications
N/A	Requirements Traceability Matrix
N/A	External Design

[1]	With respect to NANC 400, Acceptance shall be measured from the date on which a User’s production profile setting is changed for at least one of the parameters provided by the Change Order.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 58 (CA)		Date: November 1, 2006
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N/A	System Design
N/A	Detailed Design
N/A	Integration Test Plan
N/A	System Test Plan
N/A	Software Quality Assurance Program Report
Ö	User Documentation
N/A	Software Configuration Management Plan
N/A	Standards and Metrics
7. IMPACTS ON MASTER AGREEMENT
The following portions of the Master Agreement are impacted by this SOW:

None	Master Agreement
Ö	Exhibit B Functional Requirements Specification
Ö	Exhibit C Interoperable Interface Specification
None	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
None	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit I Key Personnel
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit O Statement of Work Cost Principles
8. COMPENSATION
Except for [***] there are [***].
9. CONTINUING CERTIFICATION TESTING
          9.1 Additional Fees.
Continued Certification Testing is required as described in SOW 24 Rev. 3. If an existing User intends to make use of any of the functionality provided in Change Orders that make up the Enhancement, then vendor ITP Testing and User Turn-Up Testing (new functionality testing) will be required before its NPAC/SMS User profile is changed to

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 58 (CA)		Date: November 1, 2006
SOW:	☐ No
☑ Yes
indicate its ability to use the functionality made possible by the Change Orders. This testing is performed as Supported Testing on the industry test bed.
          9.2 Low-Tech Interface Testing (“LTI Testing”)
LTI Testing is done on an ad hoc basis using existing support staff. The charge for LTI Testing is billed directly to the User conducting the LTI Testing in 4-hour blocks at the rate of [***] Dollars (US$[***]), which equals [***] Canadian Dollars and [***] Cents (CA$ [***]) under SOW46 Revision 2, which sets forth a conversion factor equal to 1.1274 for the period of June 1, 2006 to May 31, 2007, per block. There is no requirement to reserve testing blocks, thus there is no provision for a reservation deadline or cancellation fee.
          9.3 Surrogate Turn-Up Testing
A User may authorize a third-party to perform TUT testing on its behalf. Such surrogate TUT Testing may be performed using SOA/LSMS hardware and software of no greater capability than the SOA/LSMS hardware and software to be used by the User on behalf of which the surrogate testing is being performed.
          9.4 Self-Certification is not Acceptable
All TUT and ITP Testing performed for the purpose of Continuing Certification must be performed in conjunction with Contractor dedicated test support personnel.
          9.5 Disputes
Any billing disputes shall be promptly presented to Contractor in reasonable detail, in writing. Any requests for adjustment shall not be cause for delay in payment of the undisputed balance due. User may withhold payment of any amounts which are subject to a bona fide dispute; provided it shall pay all undisputed amounts owing to Contractor that have been separately invoiced to User. If re-invoice occurs following the thirty (30) day payment schedule, then such invoice for the undisputed amount shall be paid within ten (10) business days of receipt by User. User and Contractor shall seek to resolve any such disputes expeditiously, but in any event within less than thirty (30) days after receipt of notice thereof. All disputed amounts ultimately paid or awarded to Contractor shall bear interest from the thirtieth (30th) day following the original invoice date.
          9.6 Taxes

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Amendment No. 58 (CA)		Date: November 1, 2006
SOW:	☐ No
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Each User shall remit to or reimburse Contractor for any taxes that it is obligated to pay by law, rule or regulation or under this Amendment or its respective NPAC/SMS User Agreement.
10. MISCELLANEOUS
          10.1 Counterparts
This SOW may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
          10.2 Continuation of Master Agreement and User Agreement
Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this SOW. From and after the SOW Effective Date, this SOW shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.
          10.3 Entire Agreement
This SOW sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.
[THIS SPACE INTENTIONALLY LEFT BLANK]

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 58 (CA)		Date: November 1, 2006
SOW:	☐ No
☑ Yes
IN WITNESS WHEREOF, the undersigned have executed and delivered this Statement of Work:

CONTRACTOR: NeuStar, Inc.

Signature:	/s/ Michael O’Connor

	Name:	Michael O’Connor
	Title:	VP—Customer Relations

Date: 1 Feb 2007

CUSTOMER: Canadian LNP Consortium Inc.

Signature:	/S/ J.R. Sarrazin

	Name:	J.R. Sarrazin
	Title:	President

Date: Feb 1/07
Payment Term (check one):      ☐ Lump Sum ☐ 36-month Financing ☑ Not Applicable